The First Western Funds Trust

First Western Fixed Income Fund
Ticker Symbol: FWFIX

Prospectus
September 12, 2012
Restated November 1, 2012

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	3
Investment Objective	3
Fees and Expenses of the Fund	3
Principal Investment Strategies	4
Principal Risks	5
Performance Summary	7
Management of the Fund	7
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	9
HOW TO BUY SHARES	13
HOW TO REDEEM SHARES	17
DETERMINATION OF NET ASSET VALUE	19
DISTRIBUTIONS	19
TAXES	20
MANAGEMENT OF THE FUND	20
PRIVACY NOTICE	22
FOR MORE INFORMATION	Back Cover

FUND SUMMARY

Investment Objective

The investment objective of the First Western Fixed Income Fund (the “Fund”) is total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Contingent Deferred Sales Charge (Load)	NONE
Redemption Fee	NONE
Wire Redemption Fee	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.48%	(1)
Total Annual Fund Operating Expenses	0.98%
Less: Management Fee Reductions and/or Expense Reimbursements	0.38%	(2)
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.60%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)
The Adviser has contractually agreed, until January 1, 2016, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating  Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the Fund’s average daily net assets.  Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed the foregoing expense limitation.  This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that the Adviser may not terminate this arrangement without the approval of the Board of Trustees and this arrangement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until January 1, 2016.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 61	$ 192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Adviser believes offer the potential for capital appreciation and current income.  Total return for the Fund will consist of income, dividends and capital appreciation.  The Fund’s investments may include various types of fixed income securities, including those issued by the U.S. Government and its agencies, domestic and foreign corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in non-investment grade fixed-income securities (hereafter referred to as “junk bonds” or “high-yield bonds”).  Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality.

The Adviser attempts to maximize the Fund’s total return by actively managing the Fund’s average maturity, sector weightings, and specific security holdings.  In constructing the portfolio, the Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns.  If the Adviser perceives a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Adviser will adjust the Fund’s average maturity.  The Fund’s average maturity will depend on the Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates.  While the Adviser may take advantage of the entire range of fixed income maturities, the Fund’s minimum and maximum dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Adviser’s view of interest rate trends. The Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

Principal Risks

As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate.  The Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Fixed-Income Securities Risks

•
Interest Rate Risk.  The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates.  The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.  During periods of extremely low interest rates, the Fund may not be able to maintain a positive yield.

•
Maturity Risk.  Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities.  Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

•
Credit Risk.  Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due.  Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.  High-yield bonds  are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  These securities issuers may not be as financially strong as those of issuers of higher rated securities.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate.  Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

•
Liquidity Risk.  Liquidity risk is the risk that a security cannot be sold at an advantageous time or price.  If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell.  Additionally, the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

Risks Associated with Various Types of Fixed-Income Securities:

•
U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S.  Government or by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline.  Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value.  This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate.  Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments.  Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values.  The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

Asset-Backed Securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

•
Foreign Investment Risk.  The value of foreign investments may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets.  Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements.  Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

•
Convertible Securities Risk.  Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or their equivalent value. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted).  Therefore a convertible security is subject to risks associated with both fixed-income and equity securities.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the equity securities markets and convertible securities will fluctuate in value and may experience periods of turbulence and instability.

Performance Summary

The Fund is newly organized and therefore does not have a performance history for a full calendar year to report.  After the Fund has returns for a full calendar year, this Prospectus will provide performance information which will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.fwcapmgmt.com or by calling 1-(800) 292-6775.

Management of the Fund

Investment Adviser

First Western Capital Management Company

Portfolio Manager

Barry P. Julien is responsible for the day-to-day management of the portfolio of the Fund and has been managing the Fund since its inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment

$1,000

Minimum Subsequent Investment

$100

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is total return.  Total return for the Fund will consist of income, dividends and capital appreciation.

The investment objective of the Fund may be changed without shareholder approval. If a decision is made to change the Fund’s investment objective, shareholders will be provided with at least 60 days' advance notice of the change.

Investment Strategies

The Fund seeks to achieve its objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Adviser believes offer the potential for capital appreciation and current income.  Using bottom-up research and macroeconomic analysis, the Adviser seeks to construct a portfolio that can provide a return greater than inflation over a complete market cycle.  The Adviser expects a complete market cycle will last 3 to 7 years.  The Adviser will attempt to maximize the total return of the Fund by actively managing the Fund’s average maturity, sector weightings, and specific security holdings.  In constructing the portfolio, the Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns.  If the Adviser perceives a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Adviser will adjust the Fund’s average maturity.  In its efforts to predict interest rate trends, the Adviser monitors the following cyclical factors:

•	Domestic and worldwide inflation;

•	Corporate profits;

•	Budget and trade deficits;

•	Gross Domestic Product and Global Outlook; and

•	Changes in political, social and regulatory environments.

The Fund’s average maturity will depend on the Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates.  While the Adviser may take advantage of the entire range of fixed income maturities, the Fund’s minimum and maximum dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Adviser’s view of interest rate trends. The Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

The Fund’s investments may include various types of fixed income securities, including those issued by the U.S. Government and its agencies, domestic and foreign corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in high-yield bonds.  These investment percentages are measured at the time of purchase.  Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Adviser considers to be of comparable quality.  If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Adviser will determine which rating is appropriate.

Temporary Defensive Position. From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund will indirectly incur the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

Related Risks

As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate.  The Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Fixed-Income Securities Risks

•
Interest Rate Risk.  The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates.  The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.  During periods of extremely low interest rates, the Fund may not be able to maintain a positive yield.

•
Maturity Risk.  Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities.  Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

•
Credit Risk.  Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due.  Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.  High-yield bonds are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  These securities issuers may not be as financially strong as those of issuers of higher rated securities.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate.  Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

•
Liquidity Risk.  Liquidity risk is the risk that a security cannot be sold at an advantageous time or price.  If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell.  Additionally, the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

Risks Associated with Various Types of Fixed-Income Securities:

•
U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S.  Government or by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

•
Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline.  Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value.  This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate.  Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments.  Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values.  The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

Asset-Backed Securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

•
Foreign Investment Risk.  The value of foreign investments may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets.  Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements.  Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

•
Convertible Securities Risk.  Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or their equivalent value. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted).  Therefore a convertible security is subject to risks associated with both fixed-income and equity securities.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the equity securities markets and convertible securities will fluctuate in value and may experience periods of turbulence and instability.

HOW TO BUY SHARES

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Adviser.

By Mail — To be in proper form, your initial purchase request must include:

•	a completed and signed account application form (which accompanies this Prospectus)

•	a check made payable to the Fund

Mail the account application and check to:

U.S. Mail: First Western Fixed Income Fund c/o Ultimus Fund Solutions, LLC P. O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: First Western Fixed Income_ Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, cashiers checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

By sending your check to Ultimus Fund Solutions, LLC, the Fund’s transfer agent (hereafter referred to as “Transfer Agent”), please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Bank Wire — You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at (800) 292-6775 to set up your account and obtain an account number. You must fax (513-587-3438) or mail the completed and signed account application to the Transfer Agent before the money is wired.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. You must mail a signed account application, on the same day the wire payment is made, to the Transfer Agent at the above address. Wire purchases are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Fund, custodian and Transfer Agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund in minimum amounts of $100 by mail or bank wire. Each additional mail purchase request must contain:

•	your name

•	the name of your account(s)

•	your account number(s)

•	the name of the Fund

•	a check made payable to the Fund

Send your purchase request to the address listed under the “Initial Purchase” section of this Prospectus. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at (800) 292-6775 to alert the Fund that your wire is to be sent.

Automatic Investment Plan

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on or about the 1st and/or the 15th day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Purchases In Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans; tax deferred investment plans for employees of public school systems and certain types of charitable organizations; and other qualified retirement plans. Contact the Transfer Agent for more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA; unless you arrange other means of payment, shares of your account will be redeemed to cover these fees. Call the Transfer Agent about the IRA custodial fees.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also intends to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to discourage market timing will apply uniformly in all cases.

When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to market timing. Instead, the Fund uses a subjective approach, which in itself could lead to inconsistent application of the Fund’s market timing policies and may permit certain shareholders to engage in market timing.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.

The Fund relies on intermediaries to help enforce its market timing policies. Intermediaries are required to assist Fund management, up to and including prohibiting future trading in the Fund, in situations where a client of the intermediary has been identified as violating the Fund’s market timing policy. The Fund reserves the right to reject any order placed from an omnibus account.

Although the Fund has taken the above described steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases of Fund shares.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail — You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

First Western Fixed Income Fund
c/o Ultimus Fund Solutions, LLC
P. O. Box 46707
Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

•	the Fund name and account number

•	account name(s) and address

•	the dollar amount or number of shares you wish to redeem

•	the signature of the registered shareholder(s) in the exact name(s) and any special capacity in which they are registered

Requests to sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Signature Guarantees — The Fund requires that signatures be guaranteed if the shares to be redeemed have a value of more than $50,000, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 15 days of the redemption request. Signature guarantees are for the protection of shareholders. The Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the Transfer Agent at (800) 292-6775 if you have questions. At the discretion of the Fund or the Transfer Agent, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone — You may redeem shares having a value of $50,000 or less by calling the Transfer Agent at (800) 292-6775. You must first complete the Telephone Privileges section of the account application to institute this option. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Fund and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Fund and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Additional Information — If you are not certain of the requirements for a redemption, please call the Transfer Agent at (800) 292-6775. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will normally be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV per share. The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets are generally valued at their market value. If market prices are not available, assets will be valued by the Adviser at their fair value, according to procedures approved by the Fund’s Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s value. These factors include, but are not limited to, the type and cost of the security; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; significant events occurring after the close of trading in the security but prior to the time as of which the Fund’s NAV is calculated; and changes in the overall market conditions. Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

Requests to purchase and sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. See “How to Buy Shares” and “How to Redeem Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income in the form of dividends to its shareholders on a monthly basis.  Shareholders will receive net realized capital gains distributions, including short-term gains, if any, at least annually. These distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your account application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net investment income.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the Statement of Additional Information (“SAI”). Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its net investment income and capital gains currently distributed to its shareholders.

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early in each calendar year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding (currently at the rate of 28%). Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s federal income tax liability.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

First Western Capital Management Company. (the “Adviser”), 1900 Avenue of the Stars, Suite 900, Los Angeles, CA  90067 serves as investment adviser to the Fund. In addition to serving as investment adviser to the Fund, the Adviser provides investment advisory services to institutions, high net worth individuals, individuals, charitable organizations, registered investment companies and pension and profit sharing plans.  The Adviser has approximately $1.3 billion in assets under management and is a wholly-owned subsidiary of First Western Financial, Inc., a privately held financial services company.

The Adviser is paid a fee equal to the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the Fund average daily net assets.  Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limit.  This contractual agreement is currently in effect until January 1, 2016.   A discussion regarding the basis for the Board of Trustees’ latest approval of the investment management agreement with the Adviser will be available in the Fund’s semiannual report for the period ending February 28, 2013.

Portfolio Managers

The portfolio manager identified below is primarily responsible for the day-to-day management of the Fund since its inception.

Barry P. Julien, CFA. Mr. Julien is the Managing Director, Investment Grade Fixed Income of the Adviser and has been a member of the Adviser’s investment management team since June 2008. From September 1992 through June 2004 he worked as a fixed income portfolio manager at McKee Investment Management and became President and Chief Investment Officer of the firm. He served as partner of Stonebridge Capital Management Inc. and a member of its Investment Policy Committee from July 2004 through May 2008.  Mr. Julien earned his B.A. degree in Economics from the University of California at San Diego and his M.B.A. degree from the Haas School of Business at the University of California at Berkeley where he was the recipient of the Sutro & Company Finance Fellowship.  He holds the Chartered Financial Analyst designation and is a member of the Los Angeles Society of Financial Analysts.

The SAI contains additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Privacy Notice

FACTS	WHAT DO THE FIRST WESTERN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The First Western Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The First Western Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 292-6775

Who we are
Who is providing this notice?	The First Western Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The First Western Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The First Western Funds collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ First Western Capital Management Company, the investment adviser to The First Western Fixed Income Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The First Western Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The First Western Funds do not jointly market.

INVESTMENT ADVISER First Western Capital Management Company 1900 Avenue of the Stars Suite 900 Los Angeles, California 90067 SHAREHOLDER SERVICES (800) 292-6775 FOR MORE INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

Call the Fund at (800) 292-6775 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. Or visit www.fwcapmgmt.com to access your free copies of the Fund’s SAI and annual and semi-annual reports.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund or by downloading them at www.fwcapmgmt.com. You may also request that Householding be eliminated from all your required mailings.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-22691